[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                               MFS(R) RESEARCH
                               INTERNATIONAL FUND

                               SEMIANNUAL REPORT o FEBRUARY 28, 2002

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  7
Results of Shareholder Meeting ............................................ 11
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 24
Trustees and Officers ..................................................... 31

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems that in 2001 we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies.
In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional
$40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter six months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

The Fed has just turned a corner in its opinion of the state of the U.S. economy. After a year of lowering interest rates to stimulate an economy it felt was weakening, the central bank left rates unchanged at its meeting on March 19 and announced that it feels risks are balanced now between weakness and inflation. Many investors, we believe, took that as a sign that the Fed could begin raising rates later in 2002 to moderate the pace of an economic recovery. And, in fact, Fed Chairman Alan Greenspan stated to Congress earlier in March that "economic expansion is already well under way."

In our view, however, there are still reasons for caution. Some companies are still cutting back spending and laying off employees, although that trend seems to have slowed in the new year. New jobs remain hard to come by. Many industries continue to be burdened by weak demand that has yet to catch up with an excess of supply. Another moderating factor is that, unlike in many previous recessions, we never experienced a sharp falloff in consumer spending in this downturn -- so there is not a great deal of pent-up consumer demand to drive a recovery.

Taking into account the good news and our reasons for caution, we expect to see an acceleration in the economy this year, but we think that recovery will be moderate, not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

And although the market has been volatile so far in 2002, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 20, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David A. Antonelli]
     David A. Antonelli

For the six months ended February 28, 2002, Class A shares of the fund provided a total return of -7.35%, Class B shares -7.64%, Class C shares -7.65%, and Class I shares -7.18%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare over the same period to a -8.29% return for the fund's benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, an unmanaged index of international stocks. During the same period, the average international fund as tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -7.13%.

Q.  WHAT FACTORS HELPED THE FUND OUTPERFORM THE MSCI EAFE INDEX DURING THE
    PERIOD?

A. A significant reason that we outperformed our index is because we were quite defensive over the period. One defensive strategy that has helped the fund relative to the index has been our increased investments in the health care and consumer staples sectors. We have been overweighted in the health care sector due to the anti- cyclical nature of most health care companies. We felt that these were defensive stocks with good earnings-growth potential and they held up well relative to our index. It was a similar story with our holdings in consumer staples where we found several names that offered visible, sustainable earnings at reasonable valuations.

    Our weighting in the financial services sector, although the largest sector weighting in the fund, was underweighted relative to our benchmark. A big portion of this financial services underweighting was attributed to our decreased investment in the banking sector due to the sensitivity that commercial banks have to the economic environment. We were more positive on the insurance sector, and particularly reinsurance, which we felt would benefit from a shortage of underwriting capacity after the tragic events of September 11.

Q.  WHAT OTHER SECTORS OF THE MARKET DID YOU FAVOR?

A. In the utilities and telecommunications sector, we were overweighted relative to our benchmark. This came primarily from several utility names, which we felt had solid earnings growth and were trading at attractive valuations. As the year went on, telecommunications stock prices became more attractive to us and we added to the sector. We felt that those companies had taken steps to decrease capital expenditures, therefore improving their cash flow and profitability.

    Within the health care sector, we think a holding such as Sanofi-Synthelabo, exemplified our core strategy of remaining focused on finding high-quality franchises that we believe have the ability to consistently deliver strong earnings growth and that possess reasonable stock valuations. Sanofi-Synthelabo is a leading European pharmaceutical company, which we believe has excellent products with strong earnings growth potential and is a company that the market has underestimated. We believe that as the profitability of their products becomes more apparent, and if earnings growth continues to increase, the market should consequently favor a higher valuation.

Q.  CAN YOU TELL US A BIT ABOUT THE INVESTMENT ENVIRONMENT DURING THE PERIOD?

A. The past six months remained a difficult period for international equities as global economies decelerated and reached recession levels. This deceleration was largely the result of reduced capital spending and overcapacity in the technology and telecommunications sectors, following a period of above-average corporate spending. These two sectors bore the brunt of the equity market downturn, and sharply under-performed the broader market indices as a result. This underperformance was compounded by the fact that both sectors had reached very high valuation levels at the onset of 2001.

    While it remained a difficult period for stocks, we're encouraged by some of the recent market behavior. Pre-September, we were experiencing a sustained and significant downturn, which was accelerated by the tragic events of September 11. Post-September, we started to see some hopes for recovery. The market rebounded in the last quarter of 2001 as investors appeared heartened by the continuing success of the war on terrorism and began to look past the economic sluggishness of 2001 to a stronger 2002. This caused the MSCI EAFE benchmark to rally 7% through the fourth quarter of 2001.

Q. GIVEN THE STRONG FOURTH QUARTER RALLY, HOW DID THE FUND'S TECHNOLOGY HOLDINGS PERFORM?

A. In the technology sector, we were underweighted compared to our benchmark due to our concern over high valuations and eroding earnings momentum. However, early in the period, we took advantage of sharply lower stock prices in the sector and increased our weighting. As a result, we benefited from the sharp rally of these stocks in the fourth quarter. Our technology strategy over the past 6 months proved successful and contributed significantly to our relative success against our benchmark index.

Q.  WHICH HOLDINGS HELPED PERFORMANCE? WHICH HURT?

A. In the technology sector, holdings such as Samsung Electronics and Nokia benefited performance due to the strong fourth quarter rally and renewed investor confidence in a global economic recovery. Other holdings that contributed to total return included agricultural chemical manufacturer Syngenta and the consumer staples company Diageo. Declining oil, natural gas, and electricity prices hurt our holdings in the energy and utilities & communications sectors during the period. Stocks that detracted from performance included Tokyo Gas, Fugro, and Technip.

Q.  WHAT'S YOUR OUTLOOK?

A. In terms of outlook for 2002, we feel there is still a considerable amount of uncertainty surrounding the strength of the European and Asian economies. That said, conversations with companies managements and their customers and competitors in the industries that we follow all point to a gradual economic recovery starting in the second half of the year. We've also found that valuation levels on a variety of metrics are more compelling than they have been in a long time. As a result, we are optimistic about the prospects for the portfolio in the coming months. As always, we'll continue to build our portfolio by investing in companies that we believe offer superior growth prospects at reasonable prices.

/s/ David A. Antonelli

    David A. Antonelli
    Director of Global Equity Research

The committee of MFS international equity research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   FUND FACTS
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  OBJECTIVE:                   SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:       JANUARY 2, 1997

  CLASS INCEPTION:             CLASS A  JANUARY 2, 1997
                               CLASS B  JANUARY 2, 1998
                               CLASS C  JANUARY 2, 1998
                               CLASS I  JANUARY 2, 1997

  SIZE:                        $453.5 MILLION NET ASSETS AS OF FEBRUARY 28, 2002
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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH FEBRUARY 28, 2002

CLASS A
                                                  6 Months       1 Year      3 Years      5 Years        Life*
----------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                      -7.35%      -15.04%      + 9.69%      +37.72%      +35.65%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                      --          -15.04%      + 3.13%      + 6.61%      + 6.09%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                      --          -19.93%      + 1.12%      + 5.36%      + 4.88%
----------------------------------------------------------------------------------------------------------------

CLASS B
                                                  6 Months       1 Year      3 Years      5 Years        Life*
----------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                      -7.64%      -15.63%      + 7.57%      +34.36%      +32.35%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                      --          -15.63%      + 2.46%      + 6.09%      + 5.59%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                      --          -19.00%      + 1.50%      + 5.77%      + 5.43%
----------------------------------------------------------------------------------------------------------------

CLASS C
                                                  6 Months       1 Year      3 Years      5 Years        Life*
----------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                      -7.65%      -15.65%      + 7.58%      +34.26%      +32.25%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                      --          -15.65%      + 2.46%      + 6.07%      + 5.57%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                      --          -16.50%      + 2.46%      + 6.07%      + 5.57%
----------------------------------------------------------------------------------------------------------------

CLASS I
                                                  6 Months       1 Year      3 Years      5 Years        Life*
----------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  (No Sales Charge)                                 -7.18%      -14.75%      +10.89%      +39.97%      +37.87%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  (No Sales Charge)                                 --          -14.75%      + 3.51%      + 6.96%      + 6.43%
----------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, January 2, 1997, through
  February 28, 2002.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are available only to certain institutional investors.

Class B and C share performance includes the performance of the fund's
Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge
(load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 2002

FIVE LARGEST STOCK SECTORS

              UTILITIES & COMMUNICATIONS          17.3%
              FINANCIAL SERVICES                  15.7%
              HEALTH CARE                         14.3%
              CONSUMER STAPLES                     9.6%
              ENERGY                               9.2%


TOP 10 STOCK HOLDINGS

AVENTIS S.A.  3.6%                             SAMSUNG ELECTRONICS  2.7%
French pharmaceutical company                  Consumer electronics manufacturer

SYNGENTA AG  3.4%                              HONDA MOTOR CO., LTD.  2.6%
Agricultural products manufacturer             Japanese automobile manufacturer

VODAFONE GROUP PLC  3.2%                       BP AMOCO PLC  2.5%
United Kingdom telecommunications company      Oil exploration and production
                                               company
ROYAL BANK OF SCOTLAND GROUP PLC  3.0%
Banking, insurance, and financial              GLAXOSMITHKLINE PLC  2.5%
services company                               British pharmaceutical company

SANOFI-SYNTHELABO  2.8%                        REED INTERNATIONAL PLC  2.3%
French pharmaceutical company                  International publishing company


The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of MFS Research International Fund, which was held on November 7, 2001, the following actions were taken:

ITEM 1.  To elect a Board of Trustees.
                                                      NUMBER OF SHARES
                                              --------------------------------
NOMINEE                                           AFFIRMATIVE         WITHHOLD
------------------------------------------------------------------------------
Jeffrey L. Shames                              17,241,823.796      303,391.851
John W. Ballen                                 17,233,766.676      311,448.971
Lawrence H. Cohn                               17,239,836.711      305,378.936
J. David Gibbons                               17,236,550.096      308,665.551
William R. Gutow                               17,241,681.269      303,534.378
J. Atwood Ives                                 17,241,279.594      303,936.053
Abby M. O'Neill                                17,237,082.194      308,133.453
Lawrence T. Perera                             17,239,975.639      305,240.008
William J. Poorvu                              17,239,833.112      305,382.535
Arnold D. Scott                                17,240,233.543      304,982.104
J. Dale Sherratt                               17,241,823.796      303,391.851
Elaine R. Smith                                17,240,209.779      305,005.868
Ward Smith                                     17,238,385.386      306,830.261

ITEM 2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
Affirmative                                         13,734,907.648
Against                                                196,240.951
Abstain                                                380,643.048
Broker Non-votes                                     3,233,424.000

ITEM 3. To amend, remove or add certain fundamental investment policies.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
Affirmative                                         13,648,173.172
Against                                                266,498.556
Abstain                                                397,119.919
Broker Non-votes                                     3,233,424.000

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
Affirmative                                         17,009,616.829
Against                                                178,302.941
Abstain                                                357,295.877

ITEM 5. The ratification of the selection of Ernst & Young LLP as the independent public accountants to be employed by the Trust for the fiscal year ending August 31, 2002.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
Affirmative                                         17,072,244.859
Against                                                133,277.033
Abstain                                                339,693.755

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 2002

Stocks - 97.1%
------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
------------------------------------------------------------------------------------------------------
Foreign Stocks - 96.8%
  Australia - 2.7%
    NRMA Insurance Group Ltd. (Insurance)                             2,941,340           $  4,924,121
    TABCORP Holdings Ltd. (Gaming)                                      571,590              3,307,224
    The News Corp Ltd. (Media)*                                         670,900              4,229,179
                                                                                          ------------
                                                                                          $ 12,460,524
------------------------------------------------------------------------------------------------------
  Belgium - 0.8%
    Dexia (Banks & Credit Cos.)*                                        239,960           $  3,598,358
------------------------------------------------------------------------------------------------------
  Brazil - 1.0%
    Aracruz Celulose S.A. (Forest & Paper Products)                     225,875           $  4,698,200
------------------------------------------------------------------------------------------------------
  Canada - 4.2%
    Canadian Natural Resources Ltd. (Oil Services)                       69,920           $  2,036,991
    Manitoba Telecom Services (Telecommunications)                      323,200              6,384,645
    Manulife Financial Corp. (Insurance)                                251,640              6,507,796
    Talisman Energy Inc. (Oils)                                         112,750              4,257,899
                                                                                          ------------
                                                                                          $ 19,187,331
------------------------------------------------------------------------------------------------------
  Finland - 2.2%
    Nokia Corp., ADR (Telecommunications)                               478,130           $  9,930,760
------------------------------------------------------------------------------------------------------
  France - 13.8%
    Aventis S.A. (Pharmaceuticals)                                      212,470           $ 15,774,274
    Carrefour S.A. (Supermarket)                                        174,420              7,882,871
    Generale de Sante (Healthcare)*                                     229,610              3,180,742
    Sanofi-Synthelabo S.A. (Medical & Health Products)                  185,522             12,191,435
    STMicroelectronics N.V. (Electronics)                               168,080              4,987,097
    Technip-Coflexip S.A. (Construction)                                 68,970              8,682,450
    Total Fina Elf S.A., "B" (Oils)                                      66,333              9,757,547
                                                                                          ------------
                                                                                          $ 62,456,416
------------------------------------------------------------------------------------------------------
  Germany - 4.6%
    Celanese AG (Chemicals)                                             145,480           $  2,771,045
    Fresenius AG, Preferred (Medical Supplies)                           34,812              2,454,922
    Fresenius Medical Care AG, Preferred (Medical
      Supplies)                                                         155,160              6,072,057
    Linde AG (Engineering)                                               88,530              4,024,854
    Porsche AG, Preferred (Automotive)                                    2,142                918,055
    Schering AG (Pharmaceuticals)                                        81,350              4,864,796
                                                                                          ------------
                                                                                          $ 21,105,729
------------------------------------------------------------------------------------------------------
  Greece - 0.2%
    Cosmote S.A. (Telecommunications)                                   118,129           $  1,032,989
------------------------------------------------------------------------------------------------------
  Ireland - 1.2%
    Bank of Ireland (Banks & Credit Cos.)                               562,640           $  5,528,968
------------------------------------------------------------------------------------------------------
  Italy - 1.7%
    Assicurazioni Generali S.p.A. (Insurance)                           138,390           $  3,430,391
    Snam Rete Gas S.p.A. (Gas)*                                       1,529,130              4,170,351
                                                                                          ------------
                                                                                          $  7,600,742
------------------------------------------------------------------------------------------------------
  Japan - 10.5%
    Asahi Breweries, Ltd. (Food & Beverage Products)                    929,000           $  7,177,092
    Canon, Inc. (Business Machines)                                     147,000              5,146,152
    Honda Motor Co., Ltd. (Automotive)                                  283,300             11,313,391
    Namco Ltd. (Leisure)                                                 55,200                925,013
    NTT DoCoMo, Inc. (Telecommunications)                                   228              2,365,604
    Sega Corp. (Entertainment)*                                         291,100              4,541,308
    Shiseido Co., Ltd. (Consumer Products)                              411,000              3,853,221
    Stanley Electric Co., Ltd. (Electronics)                            375,000              2,827,125
    Tokyo Gas Co. Ltd. (Gas)                                          2,885,000              7,429,462
    UNI-Charm Corp. (Forest & Paper Products)                            79,000              1,940,061
                                                                                          ------------
                                                                                          $ 47,518,429
------------------------------------------------------------------------------------------------------
  Mexico - 1.6%
    Cemex S.A. (Construction)                                            92,640           $  2,260,416
    Telefonos de Mexico S.A., ADR (Telecommunications)                  126,500              4,843,685
                                                                                          ------------
                                                                                          $  7,104,101
------------------------------------------------------------------------------------------------------
  Netherlands - 7.8%
    Akzo Nobel N.V. (Chemicals)                                          81,413           $  3,594,857
    Fugro N.V. (Engineering)*                                            94,570              4,634,335
    Jomed N.V. (Medical & Health Products)*                              79,610              2,127,859
    Koninklijke Philips Electronics N.V. (Electronics)                  182,033              4,759,647
    KPN N.V. (Telecommunications)                                     1,214,840              5,805,983
    Unilever N.V. (Consumer Goods & Services)                           146,630              8,531,193
    VNU N.V. (Publishing)*                                              143,612              4,252,404
    Vodafone Libertel N.V. (Cellular Phones)*                           401,375              1,611,900
                                                                                          ------------
                                                                                          $ 35,318,178
------------------------------------------------------------------------------------------------------
  Norway - 0.6%
    Tandberg ASA (Telecommunications)*                                  237,990           $  2,750,558
------------------------------------------------------------------------------------------------------
  Singapore - 0.7%
    United Overseas Bank Ltd. (Banks & Credit Cos.)                     391,000           $  2,968,269
------------------------------------------------------------------------------------------------------
  South Korea - 4.7%
    Korea Telecom Corp., ADR (Telecommunications)*                      154,480           $  3,444,904
    Samsung Electronics (Electronics)                                    44,760             11,685,705
    SK Telecom Co., Ltd. (Telecommunications)                            24,460              4,840,615
    SK Telecom Ltd., ADR (Telecommunications)                            58,140              1,276,173
                                                                                          ------------
                                                                                          $ 21,247,397
------------------------------------------------------------------------------------------------------
  Spain - 4.7%
    Altadis S.A. (Tobacco)                                               76,490           $  1,268,210
    Banco Bilbao Vizcaya Argentaria S.A. (Finance)                      678,800              7,839,986
    Iberdrola S.A. (Utilities - Electric)                               273,260              3,442,363
    Telefonica S.A. (Telecommunications)*                               749,975              8,752,948
                                                                                          ------------
                                                                                          $ 21,303,507
------------------------------------------------------------------------------------------------------
  Sweden - 0.5%
    Saab AB, "B" (Aerospace)                                            194,041           $  2,178,340
------------------------------------------------------------------------------------------------------
  Switzerland - 6.4%
    Converium Holding AG (Insurance)*                                   107,100           $  5,102,397
    Givaudan S.A. (Chemicals)                                            10,430              3,431,123
    Syngenta AG (Chemicals)*                                            269,195             14,880,602
    Synthes-Stratec, Inc. (Medical & Health Products)                     8,725              5,740,469
                                                                                          ------------
                                                                                          $ 29,154,591
------------------------------------------------------------------------------------------------------
  United Kingdom - 26.9%
    BP Amoco PLC, ADR (Oils)                                            224,914           $ 11,144,489
    British Sky Broadcasting Group PLC (Broadcasting)*                  507,260              5,147,417
    Cadbury Schweppes (Food & Beverage Products)                        365,550              2,484,999
    CGNU PLC (Insurance)*                                               435,111              4,412,211
    Diageo PLC (Food & Beverage Products)*                              767,857              9,115,781
    GlaxoSmithKline PLC (Pharmaceutical)                                445,310             10,850,106
    Lloyds TSB Group PLC (Banks & Credit Cos.)*                         909,930              8,744,826
    Lonmin (Metals & Minerals)*                                         143,522              2,423,933
    National Grid Group PLC (Telecommunications)                        855,340              5,587,917
    NEXT PLC (Retail)                                                   634,868              8,537,417
    Reckitt Benckiser PLC (Consumer Goods & Services)*                  285,990              4,522,881
    Reed International PLC (Publishing)                               1,131,380             10,129,532
    Royal Bank of Scotland Group PLC (Banks & Credit Cos.)*             533,982             13,070,999
    Standard Chartered PLC (Banks & Credit Cos.)                        304,460              2,973,326
    Tesco PLC (Retail)*                                               2,481,170              8,836,725
    Vodafone Group PLC (Telecommunications)                           7,444,848             14,072,910
                                                                                          ------------
                                                                                          $122,055,469
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $439,198,856
------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.3%
  Business Services - 0.3%
    Manpower, Inc.                                                       34,570           $  1,159,132
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $428,190,986)                                              $440,357,988
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.0%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
------------------------------------------------------------------------------------------------------
    General Electric Capital Corp., due 3/01/02                        $  2,612           $  2,612,000
    UBS Finance, Inc., due 3/01/02                                        1,823              1,823,000
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $  4,435,000
------------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.6%
------------------------------------------------------------------------------------------------------
    Morgan Stanley dated 02/28/02, due 03/01/02, total to
      be received $2,851,150 (secured by various U.S.
      Treasury and Federal Agency Obligations in a
      jointly traded account), at Cost                                 $  2,851           $  2,851,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $435,476,986)                                         $447,643,988

Other Assets, Less Liabilities - 1.3%                                                        5,842,257
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $453,486,245
------------------------------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
FEBRUARY 28, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $435,476,986)            $447,643,988
  Investment of cash collateral for securities loaned, at
    identified cost and value                                        62,196,491
  Cash                                                                    8,561
  Foreign currency, at value (identified cost, $373,451)                368,905
  Receivable for investments sold                                     6,052,082
  Receivable for fund shares sold                                     1,751,434
  Interest and dividends receivable                                     865,792
  Other assets                                                               17
                                                                   ------------
      Total assets                                                 $518,887,270
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $  2,459,771
  Payable for fund shares reacquired                                    720,772
  Collateral for securities loaned, at value                         62,196,491
  Payable to affiliates -
    Management fee                                                       12,475
    Reimbursement fee                                                     4,991
    Distribution and service fee                                          6,525
                                                                   ------------
      Total liabilities                                            $ 65,401,025
                                                                   ------------
Net assets                                                         $453,486,245
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $548,286,879
  Unrealized appreciation on investments and translation of
    assets and liabilities
    in foreign currencies                                            12,159,246
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (105,103,181)
  Accumulated net investment loss                                    (1,856,699)
                                                                   ------------
      Total                                                        $453,486,245
                                                                   ============
Shares of beneficial interest outstanding                           40,179,465
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $316,122,563 / 27,852,532 shares of
      beneficial interest outstanding)                                 $11.35
                                                                       ======
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                         $12.04
                                                                       ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $82,681,621 / 7,433,856 shares of
      beneficial interest outstanding)                                 $11.12
                                                                       ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $44,215,504 / 3,982,717 shares of
      beneficial interest outstanding)                                 $11.10
                                                                       ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $10,466,557 / 910,360 shares of
      beneficial interest outstanding)                                 $11.50
                                                                       ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 2002
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                      $  2,013,842
    Interest                                                            192,791
    Securities lending                                                  201,650
    Foreign taxes withheld                                             (231,527)
                                                                   ------------
      Total investment income                                      $  2,176,756
                                                                   ------------
  Expenses -
    Management fee                                                 $  2,082,244
    Trustees' compensation                                               16,702
    Shareholder servicing agent fee                                     208,248
    Distribution and service fee (Class A)                              496,677
    Distribution and service fee (Class B)                              395,824
    Distribution and service fee (Class C)                              218,712
    Administrative fee                                                   12,833
    Custodian fee                                                       393,361
    Printing                                                             56,490
    Postage                                                              44,259
    Auditing fees                                                        16,485
    Legal fees                                                            1,147
    Miscellaneous                                                       334,006
                                                                   ------------
      Total expenses                                               $  4,276,988
    Fees paid indirectly                                                (17,902)
    Reduction of expenses by investment adviser                        (232,731)
                                                                   ------------
      Net expenses                                                 $  4,026,355
                                                                   ------------
        Net investment loss                                        $ (1,849,599)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $(49,284,254)
    Foreign currency transactions                                      (120,605)
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $(49,404,859)
                                                                   ------------
  Change in unrealized appreciation -
    Investments                                                    $ 22,621,728
    Translation of assets and liabilities in foreign currencies          24,058
                                                                   ------------
      Net unrealized gain on investments and foreign currency
        translation                                                $ 22,645,786
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $(26,759,073)
                                                                   ------------
          Decrease in net assets from operations                   $(28,608,672)
                                                                   ============

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                    YEAR ENDED
                                                           FEBRUARY 28, 2002               AUGUST 31, 2001
                                                                 (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                           $ (1,849,599)                 $   (848,974)
  Net realized loss on investments and foreign currency
    transactions                                                 (49,404,859)                  (54,742,048)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                          22,645,786                   (17,978,162)
                                                                ------------                  ------------
      Decrease in net assets from operations                    $(28,608,672)                 $(73,569,184)
                                                                ------------                  ------------
Distributions declared to shareholders -
  From net investment income (Class A)                          $    --                       $ (1,002,835)
  From net investment income (Class B)                               --                           (192,336)
  From net investment income (Class C)                               --                           (139,260)
  From net investment income (Class I)                               --                            (67,033)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                  --                         (3,995,884)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                  --                         (1,667,861)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                  --                           (910,494)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                  --                           (227,589)
  In excess of net investment income (Class A)                       --                            (29,434)
  In excess of net investment income (Class B)                       --                             (5,645)
  In excess of net investment income (Class C)                       --                             (4,087)
  In excess of net investment income (Class I)                       --                             (1,967)
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                          --                           (778,838)
  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                          --                           (325,083)
  In excess of net realized gain on investments and
    foreign currency transactions (Class C)                          --                           (177,465)
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                          --                            (44,359)
                                                                ------------                  ------------
      Total distributions declared to shareholders              $    --                       $ (9,570,170)
                                                                ------------                  ------------
Net increase in net assets from fund share transactions         $102,204,442                  $251,636,924
                                                                ------------                  ------------
      Total increase in net assets                              $ 73,595,770                  $168,497,570
Net assets:
  At beginning of period                                         379,890,475                   211,392,905
                                                                ------------                  ------------
  At end of period (including accumulated net investment
    loss of $1,856,699 and $7,100, respectively)                $453,486,245                  $379,890,475
                                                                ============                  ============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                     SIX MONTHS ENDED                             YEAR ENDED AUGUST 31,
                                    FEBRUARY 28, 2002            ------------------------------------------------------------
                                          (UNAUDITED)              2001              2000              1999              1998
-----------------------------------------------------------------------------------------------------------------------------
                                              CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period          $12.25            $16.19            $12.47            $10.24            $10.95
                                               ------            ------            ------            ------            ------
Income from investment operations# -
  Net investment income (loss)(S)              $(0.04)           $(0.00)+++        $ 0.30            $ 0.03            $ 0.03
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                    (0.86)            (3.44)             3.78              2.36              0.35
                                               ------            ------            ------            ------            ------
      Total from investment operations         $(0.90)           $(3.44)           $ 4.08            $ 2.39            $ 0.38
                                               ------            ------            ------            ------            ------

Less distributions declared to shareholders -
  From net investment income                   $ --              $(0.09)           $(0.02)           $(0.01)           $(0.05)
  From net realized gain on investments
    and foreign currency transactions            --               (0.34)            (0.34)            (0.15)            (1.04)
  In excess of net investment income             --               (0.00)+++          --                --                --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 --               (0.07)             --                --                --
                                               ------            ------            ------            ------            ------
      Total distributions declared to
        shareholders                           $ --              $(0.50)           $(0.36)           $(0.16)           $(1.09)
                                               ------            ------            ------            ------            ------
Net asset value - end of period                $11.35            $12.25            $16.19            $12.47            $10.24
                                               ======            ======            ======            ======            ======
Total return(+)                                 (7.35)%++        (21.76)%           33.00%            23.53%             3.92%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                     1.76%+            1.76%             1.77%             1.72%             1.76%
  Net investment income (loss)                  (0.71)%+          (0.02)%            1.91%             0.27%             0.28%
Portfolio turnover                                 80%              131%              123%              136%               89%
Net assets at end of period
 (000 Omitted)                               $316,123          $240,231          $109,310           $16,839            $3,741

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. For the period ended August 31, 1997, the investment adviser agreed to maintain the expenses of the fund at not more than 1.75% of the fund's average daily net assets. The investment adviser, distributor, and shareholder servicing agent did not impose any of their fees for the period ended August 31, 1997. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:

        Net investment income (loss)           $(0.05)           $(0.01)           $ 0.29            $(0.05)           $(0.19)
        Ratios (to average net assets):
          Expenses##                             1.87%+            1.84%             1.84%             2.45%             3.99%
          Net investment income (loss)          (0.82)%+          (0.10)%            1.84%            (0.46)%           (1.94)%
    + Annualized.
   ++ Not annualized.
  +++ Per share amount was less than $(0.01).
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
  (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                       SIX MONTHS ENDED                    YEAR ENDED AUGUST 31,                 PERIOD ENDED
                                      FEBRUARY 28, 2002             ---------------------------------------        AUGUST 31,
                                            (UNAUDITED)               2001             2000            1999             1998*
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $12.04             $15.98           $12.37          $10.21            $ 9.93
                                                 ------             ------           ------          ------            ------
Income from investment operations# -
  Net investment income (loss)(S)                $(0.08)            $(0.10)          $ 0.18          $(0.04)           $(0.03)
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (0.84)             (3.39)            3.77            2.35              0.31
                                                 ------             ------           ------          ------            ------
      Total from investment operations           $(0.92)            $(3.49)          $ 3.95          $ 2.31            $ 0.28
                                                 ------             ------           ------          ------            ------

Less distributions declared to shareholders -
  From net investment income                     $ --               $(0.04)          $ --            $(0.00)+++        $ --
  From net realized gain on investments
    and foreign currency transactions              --                (0.34)           (0.34)          (0.15)             --
  In excess of net investment income               --                (0.00)+++         --              --                --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   --                (0.07)            --              --                --
                                                 ------             ------           ------          ------            ------
      Total distributions declared to
        shareholders                             $ --               $(0.45)          $(0.34)         $(0.15)           $ --
                                                 ------             ------           ------          ------            ------
Net asset value - end of period                  $11.12             $12.04           $15.98          $12.37            $10.21
                                                 ======             ======           ======          ======            ======
Total return                                      (7.64)%++         (22.27)%          32.14%          22.84%             2.82%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                       2.41%+             2.41%            2.42%           2.37%             2.41%+
  Net investment income (loss)                    (1.35)%+           (0.71)%           1.19%          (0.36)%           (0.29)%+
Portfolio turnover                                   80%               131%             123%            136%               89%
Net assets at end of period
 (000 Omitted)                                  $82,682            $82,135          $60,559         $10,683            $3,141

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)             $(0.08)            $(0.11)          $ 0.17          $(0.12)           $(0.24)
        Ratios (to average net assets):
          Expenses##                               2.52%+             2.49%            2.49%           3.10%             4.56%+
          Net investment income (loss)            (1.46)%+           (0.79)%           1.12%          (1.09)%           (2.43)%+
   * For the period from the inception of Class B shares, January 2, 1998, through August 31, 1998.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $(0.01).
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------
                                       SIX MONTHS ENDED                    YEAR ENDED AUGUST 31,                 PERIOD ENDED
                                      FEBRUARY 28, 2002             ---------------------------------------        AUGUST 31,
                                            (UNAUDITED)               2001             2000            1999             1998*
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $12.02             $15.97           $12.36          $10.21            $ 9.93
                                                 ------             ------           ------          ------            ------
Income from investment operations# -
  Net investment income (loss)(S)                $(0.07)            $(0.09)          $ 0.19          $(0.04)           $(0.01)
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (0.85)             (3.40)            3.76            2.34              0.29
                                                 ------             ------           ------          ------            ------
      Total from investment operations           $(0.92)            $(3.49)          $ 3.95          $ 2.30            $ 0.28
                                                 ------             ------           ------          ------            ------
Less distributions declared to shareholders -
  From net investment income                     $ --               $(0.05)          $ --            $(0.00)+++        $ --
  From net realized gain on investments
    and foreign currency transactions              --                (0.34)           (0.34)          (0.15)             --
  In excess of net investment income               --                (0.00)+++         --              --                --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   --                (0.07)            --              --                --
                                                 ------             ------           ------          ------            ------
      Total distributions declared to
        shareholders                             $ --               $(0.46)          $(0.34)         $(0.15)           $ --
                                                 ------             ------           ------          ------            ------
Net asset value - end of period                  $11.10             $12.02           $15.97          $12.36            $10.21
                                                 ======             ======           ======          ======            ======
Total return                                      (7.65)%++         (22.27)%          32.17%          22.74%             2.82%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                       2.41%+             2.41%            2.42%           2.37%             2.40%+
  Net investment income (loss)                    (1.34)%+           (0.70)%           1.28%          (0.33)%           (0.10)%+
Portfolio turnover                                   80%               131%             123%            136%               89%
Net assets at end of period
 (000 Omitted)                                  $44,215            $47,375          $31,126          $3,802              $729

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)             $(0.08)            $(0.10)          $ 0.18          $(0.12)           $ 0.22
        Ratios (to average net assets):
          Expenses##                               2.52%+             2.49%            2.49%           3.10%             4.55%+
          Net investment income (loss)            (1.45)%+           (0.78)%           1.21%          (1.06)%           (2.24)%+
   * For the period from the inception of Class C shares, January 2, 1998, through August 31, 1998.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $(0.01).
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------
                                     SIX MONTHS ENDED                             YEAR ENDED AUGUST 31,
                                    FEBRUARY 28, 2002            ------------------------------------------------------------
                                          (UNAUDITED)              2001              2000              1999              1998
-----------------------------------------------------------------------------------------------------------------------------
                                              CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period          $12.39            $16.33            $12.55            $10.26            $10.95
                                               ------            ------            ------            ------            ------
Income from investment operations# -
  Net investment income (loss)(S)              $(0.02)           $ 0.03            $ 0.26            $ 0.05            $ 0.06
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                       (0.87)            (3.46)             3.90              2.42              0.34
                                               ------            ------            ------            ------            ------
      Total from investment operations         $(0.89)           $(3.43)           $ 4.16            $ 2.47            $ 0.40
                                               ------            ------            ------            ------            ------
Less distributions declared to shareholders -
  From net investment income                   $ --              $(0.10)           $(0.04)           $(0.02)           $(0.05)
  From net realized gain on investments
    and foreign currency transactions            --               (0.34)            (0.34)            (0.16)            (1.04)
  In excess of net investment income             --               (0.00)+++          --                --                --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 --               (0.07)             --                --                --
                                               ------            ------            ------            ------            ------
      Total distributions declared to
        shareholders                           $ --              $(0.51)           $(0.38)           $(0.18)           $(1.09)
                                               ------            ------            ------            ------            ------
Net asset value - end of period                $11.50            $12.39            $16.33            $12.55            $10.26
                                               ======            ======            ======            ======            ======
Total return                                    (7.18)%++        (21.49)%           33.61%            24.08%             4.13%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                     1.41%+            1.41%             1.42%             1.37%             1.40%
  Net investment income (loss)                  (0.34)%+           0.25%             1.66%             0.47%             0.53%
Portfolio turnover                                 80%              131%              123%              136%               89%
Net assets at end of period
 (000 Omitted)                                $10,466           $10,150           $10,398            $1,047            $1,199

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fee. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. For the period ended August
      31, 1997, the investment adviser agreed to maintain the expenses of the fund at not more than 1.75% of the fund's average daily net assets. The investment adviser, and shareholder servicing agent did not impose any of their fees for the period ended August 31, 1997. To the extent actual expenses were over this limitation, the net investment income
      (loss) per share and the ratios would have been:
        Net investment income (loss)           $(0.03)           $ 0.02            $ 0.25            $(0.03)           $(0.15)
        Ratios (to average net assets):
          Expenses##                             1.52%+            1.49%             1.49%             2.10%             3.55%
          Net investment income (loss)          (0.45)%+           0.17%             1.59%            (0.26)%           (1.61)%
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $(0.01).
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Research International Fund (the fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At February 28, 2002, the value of securities loaned was $59,570,839. These loans were collateralized by U.S. Treasury securities of $299,372 and cash of $62,196,491 which was invested in the following short-term obligations:

                                                               IDENTIFIED COST
                                                    SHARES           AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    62,196,491         $62,196,491

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the provisions did not have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $4,791 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $13,111 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

Tax Basis Components of Dividends - The tax character of distributions paid for the years ended August 31, 2001 and August 31, 2000 was as follows:

                                    AUGUST 31, 2001        AUGUST 31, 2000
----------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                      $6,572,455             $  553,950
    Long-term capital gain                2,997,715                695,804
                                         ----------             ----------
Total distributions declared             $9,570,170             $1,249,754
                                         ==========             ==========

Tax Basis Components of Dividends - As of August 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                $     --
          Undistributed long-term capital gain               --
          Capital loss carryforward                      (4,216,806)
          Unrealized loss                               (39,329,369)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2009, ($4,216,806).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.00% of the fund's average daily net assets.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than .40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At February 28, 2002, aggregate unreimbursed expenses amounted to $770,310.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $1600 for the six months ended February 28, 2002.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $32,981 for the six months ended February 28, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $6,586 for the six months ended February 28, 2002. Fees incurred under the distribution plan during the six months ended February 28, 2002, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,245 and $2,288 for Class B and Class C shares, respectively, for the six months ended February 28, 2002. Fees incurred under the distribution plan during the six months ended February 28, 2002, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 2002, were $3,172, $42,871, and $9,062 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $431,770,791 and $323,538,350, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $444,635,196
                                                                 ------------
Gross unrealized appreciation                                    $ 20,396,158
Gross unrealized depreciation                                     (17,387,366)
                                                                 ------------
    Net unrealized appreciation                                  $  3,008,792
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                 SIX MONTHS ENDED FEBRUARY 28, 2002            YEAR ENDED AUGUST 31, 2001
                                 ----------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                          18,411,011       $ 211,280,183        24,702,525       $ 343,486,000
Shares issued to shareholders
  in reinvestment of
  distributions                              75                 917           381,435           5,443,084
Shares reacquired                   (10,173,753)       (117,485,863)      (12,218,586)       (170,068,571)
                                    -----------       -------------       -----------       -------------
    Net increase                      8,237,333       $  93,795,237        12,865,374       $ 178,860,513
                                    ===========       =============       ===========       =============
Class B shares
                                 SIX MONTHS ENDED FEBRUARY 28, 2002            YEAR ENDED AUGUST 31, 2001
                                 ----------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           1,359,622       $  15,292,506         4,118,216       $  56,836,492
Shares issued to shareholders
  in reinvestment of
  distributions                              36                 400           138,360           1,950,877
Shares reacquired                      (747,430)         (8,355,561)       (1,224,915)        (16,433,313)
                                    -----------       -------------       -----------       -------------
    Net increase                        612,228       $   6,937,345         3,031,661       $  42,354,056
                                    ===========       =============       ===========       =============
Class C shares
                                 SIX MONTHS ENDED FEBRUARY 28, 2002            YEAR ENDED AUGUST 31, 2001
                                 ----------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             867,366       $   9,705,946         3,716,721       $  52,233,075
Shares issued to shareholders
  in reinvestment of
  distributions                               6                  28            79,448           1,117,827
Shares reacquired                      (826,055)         (9,285,555)       (1,804,202)        (25,476,040)
                                    -----------       -------------       -----------       -------------
    Net increase                         41,317       $     420,419         1,991,967       $  27,874,862
                                    ===========       =============       ===========       =============
Class I shares
                                 SIX MONTHS ENDED FEBRUARY 28, 2002            YEAR ENDED AUGUST 31, 2001
                                 ----------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             154,297       $   1,787,597           303,278       $   4,241,120
Shares issued to shareholders
  in reinvestment of
  distributions                        --                 --                   23,636             340,358
Shares reacquired                       (63,484)           (736,156)         (143,984)         (2,033,985)
                                    -----------       -------------       -----------       -------------
    Net increase                         90,813       $   1,051,441           182,930       $   2,547,493
                                    ===========       =============       ===========       =============

(6) Line of Credit

The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended February 28, 2002, was $2,747. The fund had no borrowings during the period.




                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) RESEARCH INTERNATIONAL FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust I, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,               ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                    Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman        Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                               Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                   LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                 Hemenway & Barnes (attorneys), Partner
President and Director
                                                          WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                   Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief           Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and          Associates Properties, Inc. (real estate
Director                                                  investment trust), Director; The Baupost Fund (a
                                                          mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of             Insight Resources, Inc. (acquisition planning
Surgery                                                   specialists), President; Wellfleet Investments
                                                          (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)        General Partner (since 1993); Paragon Trade
Trustee                                                   Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding               Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial               nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;            (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                          ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                  Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video           WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                 Private investor; Sundstrand Corporation
                                                          (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                    industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy             (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,                ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President Massachusetts Financial            Treasurer
Services Company, Chairman and Chief Executive            Massachusetts Financial Services Company, Vice
Officer                                                   President (since August 2000); UAM Fund Services,
                                                          Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                             ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior          Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel              President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant                 JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice            Vice President
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                        INVESTOR SERVICE
Massachusetts Financial Services Company                  MFS Service Center, Inc.
500 Boylston Street                                       P.O. Box 2281
Boston, MA 02116-3741                                     Boston, MA 02107-9906

DISTRIBUTOR                                               For general information, call toll free:
MFS Fund Distributors, Inc.                               1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                       8 p.m. Eastern time.
Boston, MA 02116-3741
                                                          For service to speech- or hearing- impaired
DIRECTOR OF GLOBAL                                        individuals, call toll free: 1-800-637-6576 any
EQUITY RESEARCH                                           business day from 9 a.m. to 5 p.m. Eastern time.
David A. Antonelli+                                       (To use this service, your phone must be equipped
                                                          with a Telecommunications Device for the Deaf).
CUSTODIAN
State Street Bank and Trust Company                       For share prices, account balances, exchanges or
                                                          stock and bond outlooks, call toll free:
INVESTOR INFORMATION                                      1-800-MFS-TALK (1-800-637-8255) anytime from a
For information on MFS mutual funds, call your            touch-tone telephone.
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business          WORLD WIDE WEB
day from 9 a.m. to 5 p.m. Eastern time (or leave a        www.mfs.com
message anytime).

+ MFS Investment Management

MFS(R) RESEARCH INTERNATIONAL FUND                                -------------
                                                                    PRSRT STD
                                                                  U. S. Postage
                                                                      Paid
                                                                       MFS
                                                                  -------------
[Logo] M F S(R)
INVESTMENT MANAGEMENT


500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                               MRI-3  4/02  62M  99/299/399/899